Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventories	4.4. Inventories
Accounting policies
Inventories are measured at the lower of cost and net
realizable value. Cost is determined using standard cost,
which approximates actual cost on a first-in first-out
(FIFO) basis. In addition to the cost of materials and
direct labor, an appropriate proportion of production
overheads is allocated to the cost of inventory. Net
realizable value is the estimated selling price in the
ordinary course of business less the estimated costs
necessary to make the sale.
Nokia classifies its inventories to raw materials and
semi-finished goods, finished goods, and contract work
in progress. Contract work in progress comprises costs
incurred to date for customer contracts where the
contractual performance obligations are not yet satisfied.
Contract work in progress will be recognized as cost of
sales when the corresponding revenue is recognized.

EURm	2023	2022
Raw materials and semi-finished goods	1 156	1 075
Finished goods	980	1 375
Contract work in progress	583	815
Total	2 719	3 265
The cost of inventories recognized as an expense during
the year and included in cost of sales is EUR 7 978 million
(EUR 8 623 million in 2022 and EUR 6 427 million in 2021).
The cost of inventories recognized as an expense includes
EUR 296 million (EUR 267 million in 2022 and EUR 203 million in 2021) in respect of write-downs of inventory to net
realizable value.
The cost of inventories recognized as an expense has
been reduced by EUR 88 million (EUR 98 million in 2022
and EUR 112 million in 2021) in respect of the reversal of
write-downs of inventory to net realizable value. Previous
write-downs have been reversed primarily as a result of
changes in estimated customer demand.